Exhibit 99.2

IndyMac Bancorp, Inc. First Quarter Earnings Review and Annual Shareholders' Meeting April 28, 2004

Forward Looking Statement Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the federal securities laws. The words "anticipate," "believe," "estimate," "expect," "project," "plan," "forecast," "intend,"and similar expressions identify forward- looking statements that are inherently subject to risks and uncertainties, many of which cannot be predicted or quantified. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including the effect of economic and market conditions; the level and volatility of interest rates; the Company's hedging strategies, hedge effectiveness and asset and liability management; the accuracy of subjective estimates used in determining the fair value of financial assets of IndyMac; credit risks with respect to our loans and other financial assets; the impact of changes in financial accounting standards; the actions undertaken by both current and potential new competitors; the availability of funds from IndyMac's lenders and from loan sales and securitizations, to fund mortgage loan originations and portfolio investments; the execution of IndyMac's growth plans and ability to gain market share in a significant market transition; the impact of current, pending or future legislation and regulations; and other risk factors described in the reports that IndyMac files with the Securities and Exchange Commission, including the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and its reports on Form 8-K. While all of the above items are important, the highlighted items represent those that in management's view merit increased focus given current conditions.

Overview Corporate Overview First Quarter 2004 Results Update on 2004 Outlook Five-year Strategic and Financial Plan Historical Performance and Returns

IndyMac ... Growth-Oriented, Hybrid Thrift/Mortgage Banker Largest Bank/S&L in LA County and 10th largest S&L in U.S. (based on assets) 19th largest mortgage originator and 20th largest mortgage servicer (Q4 03 National Mortgage News survey)

Hybrid Thrift/Mortgage Bank … Structured to Maximize Marketing and Operational Synergies

IndyMac Bancorp, Inc.


IndyMac Mortgage Bank 49% (1)
Mortgage Professionals(2) (B2B)
Real Estate Professionals
Home-builders (HBD)
Realtors (B2R)
IndyMac Consumer Bank 9% (1)
Consumer Direct(3)
Consumer Indirect(3)
So. California Retail Bank/ Deposits
Product Focused Divisions 12% (1)
Consumer Construction (HCL)
Home Equity (HELOC)
Investing Divisions 30% (1)
SFR Mortgage Loans
SFR Mortgage Securities
SFR Mortgage Loan Servicing(4)

(1) Represents % of earnings before treasury, corporate overhead, and inter-company eliminations
(2) Includes mortgage brokers, bankers and financial institutions
(3) Consumer Direct and Consumer Indirect combined equal our B2C division
(4) This division includes the origination of loans with our servicing customers

IndyMac Bank. NYSE:NDE
Raise your expectations.
5

IndyMac is Focused on SFR Mortgage Loans Leveraging our Technology Across Multiple Products and Channels X = Product offered by this channel

First Quarter 2004 Results

The First Quarter was Strong Relative to Mortgage Industry Results... Positioned Well for Second Quarter EPS of $0.70 at high end of management's forecasted range of $0.65 to $0.70 Production exceeded high end of range Positioned well for second quarter with strong pipeline, particularly in the purchase sector (1) Based on MBA's April Mortgage Finance Forecast

IndyMac's Production Mix Continues to Demonstrate Resilience Against Market Declines Volume by Product ($ in millions) Q1 04 Q4 03 % Change Q/Q Q1 03 % Change Y/Y Mortgage Industry 590,000 $ 632,000 $ -7% 887,000 $ -33% IndyMac Alt-A 4,584 $ 3,893 $ 18% 3,017 $ 52% Consumer construction 603 586 3% 440 37% Subprime 458 486 -6% 384 19% HELOC 244 259 -6% 180 36% Agency conforming 608 701 -13% 1,421 -57% Jumbo 407 368 11% 1,013 -60% Total 6,904 $ 6,293 $ 10% 6,455 $ 7% Purchase volume 2,669 $ 2,720 $ -2% 1,854 $ 44% % ARMS 56% 51% 10% 26% 115% (1) Source: MBA Mortgage Finance Forecast (1)

IndyMac Market Share Generally Increases in Market Declines But Contracts in Refi Boom Periods... Over Last Five Years Growth Rate Exceeds Overall Market MBA forecast Data obtained from National Mortgage News, adjusted for consolidations CAGRs on Mortgage Production Volume Since Q1 99: IndyMac 36% Mortgage Industry 11% Top Five Mortgage Lenders 12%

Update on 2004 Outlook

Update to 2004 Earnings Guidance (1) IndyMac's Q1 04 EPS is presented on a GAAP basis. The Q2 04 EPS has been adjusted for the proforma adjustment related to rate locks discussed on the next slide

Change in Accounting Prospectively for Rate Locks to be Implemented in Second Quarter Background: Pursuant to SFAS 133, rate locks on loans that an entity intends to hold for sale are considered derivatives GAAP requires derivatives be carried at fair value GAAP provides little specific guidance to determine fair value Significant diversity in practice for revenue recognition at inception of such derivatives prompted SEC to issue guidance In March SAB 105 was issued by the SEC which concludes that no revenue should be recognized at the inception of rate locks, beginning April 1, 2004 Results: One time deferral of income in the second quarter estimated to be in the range of $24 million to $27 million after tax, or $0.40 to $0.45 per share...No economic difference but strictly timing of recognition IndyMac will report both GAAP and proforma EPS in the second quarter so that results can be evaluated on a consistent accounting basis

Prudent Capital Diversification of our Hybrid Thrift/Mortgage Banking Model Provides Effective Hedge to Transition to a Normalized Mortgage Market Range for 2004 is $3.10 to $3.30 per share. This range does not yet take into account the SEC prospective change in accounting for rate locks previously discussed...EPS is based on proforma comparative results

2004 EPS Growth Rate Below Long-Term Rate Due to Mortgage Industry Transition...Expect to Resume Stronger Growth in 2005 * 1999 gives effect to the change in the Company's structure to a fully taxable entity. 2000 earnings exclude a $25.5 million net gain primarily related to a one- time tax benefit associated with IndyMac's transition from a REIT to a depository institution; 2001 earnings exclude a $10.2 million net charge primarily due to a cumulative effect of a change in accounting principle. 2004 represents proforma results which exclude the change in accounting for rate locks discussed on slide 13 CAGR of 29% through 2005 CAGR of 37% through 2003

Five-Year Strategic and Financial Plan

While IndyMac Has Established a Strong Competitive Position... IndyMac's 2003 EPS CAGR of 37% since 1999 and 26% since inception of business in 1993 3rd largest Alt-A originator; 19th largest originator overall (National Mortgage News Q4 03 survey data) Largest S&L in L.A. County; 10th largest in the U.S. Tier one servicer with both Fannie Mae and Freddie Mac IndyMac ranked in the top 3 percent of its banking industry peer group per ISS corporate governance quotient #1 website for mortgage origination by Gomez rating service USA Today Internet 50 Member of S&P 400 mid cap and Russell 1000 indices S&P PowerPick for 3rd consecutive year Qualitative Indications of IndyMac's Competitive Position Q1 04 Q1 99 IndyMac's Market Share 1.17% 0.43% Improved ranking from 32nd in 1999 to 19th in Q4 03 per National Mortgage News Quarterly Survey CAGR 22%

1981-2000 2001-2010(E) 2004-2010(E) Growth in Mortgage Debt 0.088 0.1 0.092 ....And Long Term Growth Prospects for the Mortgage Industry Are Good... Source: Fannie Mae Average Annual Percentage Growth in Cumulative Mortgage Debt by Decade 8-10% 8.8% 6.4-9.2%

The Refinance Boom is Likely Over 63% average % purchase Source: MBA data Purchase and Refinance Origination Volumes vs. 30-year Fixed Mortgage Rates Normalized Market Projected at $1.8 billion ($ billions)

And...Industry Forces at Work Suggest a Set of Strategic Challenges Strategic Challenges Need to be a top 10 mortgage originator in the U.S. Need to balance mortgage banking vs. investment portfolio earnings Need to create franchise value through a So. Cal. retail branch network Near-term market contraction Projected to decline 33% from 2003 to 2004 Shareholder focus on stable earnings through a variety of interest rate cycles Blurring of industry lines Integrated companies Non-traditional mortgage players Consolidation Top 10 market share up to 59% in 2003 55% Acquired 10% Bankrupt 10% Stayed Mid-Tier 25% Now Top 20 Current status of 1997 Mid-Tier Players1 Ranked #21 - #40 in annual mortgage originations in the U.S. by National Mortgage News in 1997 IndyMac #25 in 1997

IndyMac's Hybrid Thrift/Mortgage Banking Strategy Will Enable Us to Meet these Challenges Business Definition Designing, manufacturing, and distributing cost-efficient financing for the acquisition, development, and improvement of single-family homes. IndyMac also provides financing secured by single-family homes to facilitate consumers' personal financial goals and strategically invests in SFR assets. Strategic Mission By year end 2008, operating with the highest level of ethics, in compliance with all relevant regulations and laws and with a customer-friendly orientation, we will be a top eight lender in the U.S. by being a low-cost provider of single-family permanent and construction lending financing, and the best manager of risks related to such lending programs. Core Strategy We will gain share without compromising our profitability goals by executing a hybrid thrift model where we: Leverage our mortgage lending infrastructure through the expansion of our marketing and sales efforts and geographic presence, and create specialty niche mortgage lending businesses Balance earnings and enhance franchise value by: a. Establishing a Southern California retail branch franchise b. Building our investment portfolio Support the above with a platform of internal capabilities and best practices. a. Investing in a strong team and state-of-the-art capabilities in manufacturing mortgages, risk-based lending, trading and investing b. Enhancing our performance culture to out-execute the competition

Hybrid Thrift Growth Strategy is Comprised of Four Key Focus Initiatives That Drive Increase in Earnings from 2004 to 2008 Focus Initiatives Leverage Mortgage Banking Platform Balance Earnings Support Strategy Projected Net Earnings Increase (1) $255 Million $234 Million $50 Million #1 Market Share Gains Geographic expansion Sales force/customer growth Product/channel expansion #2 Investment Portfolio Growth in Core Mortgage Products #3 Balance Sheet Management #4 Leverage Corporate Infrastructure to enhance efficiency and returns Growth Strategies (1) Prior to treasury, corporate overhead and inter-company eliminations

Hybrid Thrift 2008 Plan Projects Annualized EPS Growth of 28% And Better Balance Between Mortgage Banking and Investing Activities (1) From inception of business - 1993 for production and 1998 for servicing (2) % of net income before treasury, corporate overhead, and inter-company eliminations (1) (1)

Market Share Growth from Current 1.17% to 3.48% With Strong National Presence

Investment in Corporate Overhead Sufficient to Support Much Larger Business...Scaling this Investment Will Improve Efficiency Over Next Five Years Corporate Overhead as a % of Revenues Corporate Overhead as a % of Earnings Corporate Overhead as a % of Total Expenses

Historical Performance and Returns

Management Has a Strong Track Record of Growth and Returns Over Varying Interest Rate Cycles (1) 1999 marks beginning of IndyMac's transition to depository institution and taxable entity (earnings and EPS in 1999 are presented pro forma fully-taxed). 12/31/92 marks inception of IndyMac's transition from a passive REIT to operating mortgage banker with current senior management. (1) (1)

Total Return to Shareholders Has Outperformed Indices and Peers S&P 500 $2,140 NYSE Financials $2,260 Dow Jones $2,990 S&P 400 Mid Cap $3,180 Large Cap Mortgage Peers2 $5,170 NDE $9,520 1 Using closing stock price as of December 31, 2003 2 Washington Mutual, Fannie Mae, Freddie Mac, Countrywide Financial Corporation, GoldenWest Bancorp 12/31/03 price: $29.79 Value(1) of $1,000 Invested January 1, 1993